                            NOTICE OF GUARANTEED DELIVERY

                            ARCHIBALD CANDY CORPORATION

                               OFFER TO EXCHANGE ITS
                  10 1/4% SERIES B SENIOR SECURED NOTES DUE 2004
                         FOR ANY AND ALL OF ITS OUTSTANDING
                  10 1/4% SERIES A SENIOR SECURED NOTES DUE 2004

                 PURSUANT TO THE PROSPECTUS DATED            , 1999

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's Series A 101/4% Senior Secured Notes due 2004 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                                THE BANK OF NEW YORK


    BY REGISTERED OR CERTIFIED MAIL:            FACSIMILE TRANSMISSIONS:
                                              (Eligible Institutions Only)
          The Bank of New York
         101 Barclay Street, 7E                      (212) _________
        New York, New York 10286
    Attention: Reorganization Section

     BY HAND OR OVERNIGHT DELIVERY:              TO CONFIRM BY TELEPHONE
                                                OR FOR INFORMATION CALL:
          The Bank of New York
           101 Barclay Street                        (212) _________
     Corporate Trust Services Window
              Ground Level
    Attention: Reorganization Section

                         ----------------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

     The undersigned hereby tenders to Archibald Candy Corporation, an Illinois corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated      , 1999 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes."

Aggregate Principal Amount     Name(s) of Registered Holder(s):________________

Amount Tendered:  $_______________*       _____________________________________

Certificate No(s) (if available): _____________________________________________

_______________________________________________________________________________

$_____________________________________________________________________________
    (Total Principal Amount Represented by Outstanding Notes Certificate(s))

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ___________________________________________________________

Date:__________________________________________________________________________

_______________________
*     Must be in integral multiples of $1,000.

______________________________________________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
______________________________________________________________________________

                                   PLEASE SIGN HERE

X_________________________________________________    ________________________

X_________________________________________________    ________________________
  Signature(s) of Owner(s) or Authorized Signatory              Date

Area Code and Telephone Number:_______________________________________________

     Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                         PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     _________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

Capacity:    _________________________________________________________________

Address(es): _________________________________________________________________

             _________________________________________________________________



                                GUARANTEE OF DELIVERY
                       (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


__________________________________________      ________________________________
    Name of Firm (Please Type or Print)                 Authorized Signature

__________________________________________      ________________________________
               Address                                      Title

__________________________________________      ________________________________
               Zip Code                          Area Code and Telephone Number

Date:_________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.